SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 11, 2017

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28685	65-0393635
(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 300 Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(972) 437-5200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Vertical Computer Systems, Inc. (the “Company” or “Registrant”) has developed a core communication platform using the Company’s proprietary application interface software based on patented and patent-pending applications, coupled with other intellectual property owned by or licensed to the Company.

The Company’s subsidiary, Ploinks, Inc. (“Ploinks”), is currently beta-testing the Puddle™ component of the Ploinks Secure Personal Capsule™ (the “Ploinks SPC™”). The Ploinks SPC™ encapsulates the Ploinks® mobile application (on Android), Ploinks Connect™ (a patented server technology), and the “Puddle™, which is the Ploinks® application that is installed on a Windows-based PC or NAS (network area storage device) and is used for data backup and synchronization. The Ploinks SPC™ operates as a true peer-to-peer solution with no centralized server. The Company believes that all data and transmissions of data within the Ploinks SPC™ will be protected from any intrusion at all points in time.

In addition, the Company has developed and is now beta-testing a new application that may be used within the Ploinks SPC™: Peer-to-Peer, End-to-End Encrypted Voice Calling. This new feature will be known as Ploinks Talk™ and will provide the same security and privacy benefits Ploinks SPC™ users have when sharing data with one another. And, just as with content shared between users, there is no centralized server intermediary involved in voice calls between Ploinks SPC™ users.

While the features described above have not been commercially released, the Ploinks® mobile app along with the companion Ploinks Connect™ app are available for Android users at the Google Play Store.

The information set forth in this Item 7.01 is being furnished but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of the information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

ITEM 8.01	OTHER EVENTS.

The patent for the invention titled “Mobile Proxy Server for Internet Server Having a Dynamic IP Address ” for Claims 1-20 will be issued by the United States Patent and Trademark Office on July 18, 2017 (Patent No. 9710425). The term “IP” stands for “Internet Protocol,” which is the principal communications protocol for the Internet. This patented technology is incorporated in the Ploinks SPC™ and the Company’s core communication platform.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Vertical Computer Systems, Inc.

             (Registrant)

Date: July 11, 2017	By: /s/ Richard Wade
Richard Wade
President/CEO